UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT,

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report	October 6, 2003
(Date of earliest event reported)	October 6, 2003

TRINITY CAPITAL CORPORATION

(Exact name of Registrant as specified in its charter)

New Mexico

(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171
(Registrant’s telephone number, including area code)

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(a)        Financial Statements of Business Acquired.

None.

(b)        Pro Forma Financial Information.

None.

(c)        Exhibits.

99.1              Press Release dated June 20, 2003

Item 9.       Regulation FD Disclosure

The Company issued a press release announcing the results of its annual meeting of stockholders held on October 1, 2003 as well as certain results for the quarter ended September 30, 2003.  The press release is attached hereto as Exhibit 99.1.

Item 12.     Results of Operations and Financial Condition

The Company issued a press release announcing the results of its annual meeting of stockholders as well as certain results for the quarter ended September 30, 2003.  The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: October 6, 2003	By:	/s/ William C. Enloe
William C. Enloe